                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1998
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
SEEKING LONG-TERM GROWTH OF CAPITAL,
CURRENT INCOME AND GROWTH OF INCOME.

KEMPER U.S. GROWTH AND INCOME FUND

 ". . . In August, we felt our strict investment discipline and value strategy was being vindicated as we started to see leadership of the large growth stocks deteriorate one- by-one as earnings fell short of expectations . . . As this occurred, value stocks gained momentum.  . . ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio Of Investments
13
Report Of Independent Auditors
14
Financial Statements
16
Notes To Financial Statements
20
Financial Highlights

At A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND INCOME FUND
TOTAL RETURNS AS OF 9/30/98*
--------------------------------------------------------------------------------


                                          LIFE     INCEPTION
                                        OF CLASS     DATE
--------------------------------------------------------------------------------
    UNADJUSTED FOR SALES CHARGE
    CLASS A                             -3.36%     1/30/98
    CLASS B                             -3.72%     1/30/98
    CLASS C                             -3.71%     1/30/98
    ADJUSTED FOR MAXIMUM SALES CHARGE
    CLASS A                             -8.92%     1/30/98
    CLASS B                             -7.56%     1/30/98
    CLASS C                             -4.67%     1/30/98

--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIOD SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF    AS OF
                                   9/30/98  1/30/98
--------------------------------------------------------------------------------
    KEMPER U.S. GROWTH AND
    INCOME FUND CLASS A             $9.12    $9.50
--------------------------------------------------------------------------------
    KEMPER U.S. GROWTH AND
    INCOME FUND CLASS B             $9.12    $9.50
--------------------------------------------------------------------------------
    KEMPER U.S. GROWTH AND
    INCOME FUND CLASS C             $9.12    $9.50
--------------------------------------------------------------------------------


TERMS TO KNOW

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[ENSINGER PHOTO]

LORI J. ENSINGER IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND THE LEAD PORTFOLIO MANAGER OF KEMPER U.S. GROWTH AND INCOME FUND. SHE HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, JOINING THE ORGANIZATION IN 1993. SHE IS A CHARTERED FINANCIAL ANALYST AND RECEIVED A BACHELOR'S DEGREE CUM LAUDE FROM WILLIAMS COLLEGE IN 1983.

ROBERT T. HOFFMAN IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND HAS BEEN WITH THE FIRM SINCE 1990. HE HAS MORE THAN 12 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY AND RECEIVED A DEGREE IN ECONOMICS FROM DARTMOUTH COLLEGE IN 1981 AND AN M.M. DEGREE FROM THE KELLOGG SCHOOL AT NORTHWESTERN UNIVERSITY IN 1985.

BEN THORNDIKE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS. HE HAS MORE THAN 18 YEARS OF INVESTMENT EXPERIENCE, JOINING THE ORGANIZATION IN 1983. HE IS A CHARTERED FINANCIAL ANALYST AND A CHARTERED INVESTMENT COUNSELOR.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

LAUNCHED JANUARY 30, 1998, KEMPER U.S. GROWTH AND INCOME FUND WAS A RELATIVELY NEW FUND AS IT HEADED INTO THE THIRD QUARTER OF 1998, WHICH WOULD PROVE TO BE THE WORST QUARTER FOR MUTUAL FUNDS IN EIGHT YEARS. LEAD PORTFOLIO MANAGER LORI ENSINGER EXPLAINS HOW THE CHOPPY MARKETS IMPACTED THE FUND AND WHY SHE BELIEVES STAYING TRUE TO THE FUND'S HIGH RELATIVE DIVIDEND YIELD STRATEGY WAS IMPORTANT FOR THE FUND.

Q     LORI, AFTER A NEARLY SEVEN-YEAR BOOM AND RECORD HIGHS THIS SPRING, THE
STOCK MARKET BEGAN SHOWING ITS NASTIER SIDE IN AUGUST. IN ITS SHORT LIFETIME THIS FUND HAS SEEN SOME PRETTY WILD SWINGS. HAS IT BEEN DIFFICULT MANAGING THE FUND IN THIS ENVIRONMENT?

A     Managing in volatile markets is never easy, but it's not new to me or to the rest of the management team. We've all been managing investments for more than 12 years, so we've seen down markets. Controlling downside risk is always in the back of our minds.

      However, the recent market downturn has been a bit of a wakeup call for many investors who have forgotten or never experienced market drops. What had gone up -almost without interruption for nearly seven years -- suddenly was coming down. And what had been an afterthought for many investors -- the concept of downside risk control -- was once again in vogue.

      Those of us on the fund's management team -- Rob Hoffman, Ben Thorndike and myself -- would argue that managing downside risk should never go out of fashion. It's something we strive for every day in managing Kemper U.S. Growth And Income Fund.

Q     HOW HAS THIS VOLATILITY AND THE MARKET SLIDE IN AUGUST IMPACTED THE FUND'S
PERFORMANCE?

A     It was a troublesome period for value stocks. Although the fund has lost some ground, we believe our strict relative dividend yield value style mitigated any further losses. Class A shares (unadjusted for any sales charge) slipped
3.36 percent since the fund's inception on January 30, 1998.

      Prior to the August downturn, it was a very difficult market environment for value managers to outperform. Our relative yield style, which tends to outperform with lower volatility, didn't do that; it did the exact opposite. In my opinion, the reason was irrational investor psychology. As concerns that the problems in Asia might infect the U.S. stock market, investors began a flight to quality. They began to pile into anything they perceived to be "safe" -- and what they considered safe were very large, blue-chip growth companies that were perceived by the market to have highly visible and highly consistent earnings. Value stocks and nearly anything but these mega-growth stocks were shunned, and their prices fell.

      However, there was a problem with that market assessment, and it caused that theory of "safety" to unwind. The problem was that investors ignored the P/E valuations of the stocks they were fleeing to. A price-to-earnings multiple (P/E) is the price of a stock divided by its earnings per share. This calculation gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. These growth

PERFORMANCE UPDATE

stocks that had become so popular were trading at P/Es of as high as 50 times earnings, while the average stock in the market was trading at about 25 times earnings. That differential in P/E set investors in large-cap growth stocks up for the risk of some serious earnings disappointments. And the higher the valuation of a stock, the more it has to fall if its earnings don't meet expectations.

      In August, we felt our strict investment discipline and value strategy was being vindicated as we started to see the leadership of the large growth stocks deteriorate one-by-one as earnings fell short of expectations. For example, Coca-Cola peaked in mid-July, had a dramatic plunge in August and has fallen ever since because they announced that their case volumes were much less than what was expected. Similar situations occurred with Gillette, Cisco Systems and Lucent Technologies.

      As the giant growth stocks began to stumble, value stocks gained momentum. Because the earnings expectations of value companies were already depressed, their prices didn't fall as significantly when estimates were not met. And, in many cases, these companies were able to meet their earnings estimates, a positive "surprise" that gave their stock prices a boost.

      An example of the rebound can be found in the utility sector. Both electric and telephone utility companies dramatically outperformed the market in August. And cyclical stocks -- paper companies, metal stocks and chemical companies -- have held up better in response to bad news. We believe the leadership position of the large growth stocks will continue to narrow, and when that happens, the fund should begin to see some better performance relative to the S&P.

Q     KEMPER U.S. GROWTH AND INCOME FUND WAS ONE OF THE FIRST PRODUCTS LAUNCHED
AFTER KEMPER FUNDS' MERGER WITH SCUDDER, STEVENS & CLARK. YOU CAME TO THE FIRM FROM THE SCUDDER SIDE. HOW HAS THE MERGER OF THE TWO COMPANIES AFFECTED PORTFOLIO MANAGEMENT?

A     The most noticeable and meaningful change is the size of the equity research team. We combined the analyst staffs from both companies and now have over 50 analysts doing research. The larger staff size means each analyst can cover fewer companies in more depth and detail and can specialize more in a particular sector or industry. This has improved our ability to do what we've always aimed to do: on-the-ground, original research.

      That first-hand review is vital to our success in finding undervalued companies with high dividend yields relative to the S&P 500, but with generally more upside potential and less downside. After the analysts identify potential opportunities, we work with them to find out which cheap stocks have a fundamental catalyst or are misunderstood and whose valuation may be only temporary.

Q     DID THE MARKET DROP PROVIDE YOU WITH ANY BUYING OPPORTUNITIES?

A     At the depth of the market we began to take advantage of some "bargain basement" prices in a number of issues. We added to our Real Estate Investment Trusts (REITs), when we saw good names that had fallen 15 to 20 percent. We also saw value in some of the metal and chemical companies that had been beaten up but were still fundamentally solid companies with great upside potential.

Q     WHAT ABOUT INVESTMENTS YOU SOLD?

A     We trimmed our exposure to banks as the trouble abroad and the credit crunch at home began to hurt the sector. Although we took some profits, we continued to sell as the banks were weakening because we felt that there was still a very uncertain environment ahead. And we didn't believe the bank stocks were likely to outperform. Much of our exposure is to regional banks, those with relatively no exposure to foreign loans. Among financial services stocks, those regionals held up best in the downturn.

Q     IN HINDSIGHT, WHAT ARE SOME THINGS YOU WOULD HAVE DONE DIFFERENTLY?

A     We positioned the portfolio very defensively early in the year, feeling that the market was overvalued. Although we were right, we were early in that strategy. It did finally pay off once the August downturn began.

      Much of our underperformance this year is simply due to the fact that the fund's value-oriented style has been out of favor. Nevertheless, we don't believe a fund should change its management style for short-term shifts in the market. For example, what hurt us most during the period was not having exposure to the technology sector, which through September was the best-performing sector of the market. But because we follow a high relative yield-based discipline, we are typically precluded from owning big tech companies because they generally don't pay dividends. Although our lack of technology stocks hurt us recently, over longer periods of time, not owning these companies

PERFORMANCE UPDATE

really has made no difference to the portfolios we manage.

Q     WHAT'S YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A     Generally speaking, I think the market will continue to be quite volatile.
The market is very focused on earnings, and to the extent that we still have some expensively priced stocks out there that are vulnerable to earnings surprises, there is added risk to the market. On the other hand, our valuation models are telling us that cyclical stocks are as cheap as they've ever been.

      For example, Oregon Steel Mills and Lyondell Petrochemical are trading at five to six times normalized earnings, and have historically high relative yields. We have owned both stocks for several years on the premise that normalized earnings power and cash flow would be secularly rising as a result of specific financial and operating strategy shifts. However, both companies are operationally and financially leveraged, and are subject to the deleterious effect that the Asian currency devaluations have on their competitive positions.

      If we ascribe to the notion that we are soon to embark on a global deflationary spiral, these are precisely the characteristics we would want to avoid in any of our companies. It is however, because we do not believe the deflation threat is likely, that we still hold these companies. However, should evidence to the contrary begin to materialize, we acknowledge that valuations will not matter, that our thesis was broken, and that we must move on.

      In this challenging environment, we cannot overemphasize the advantage of having such a strong team of equity analysts behind us. It is only the process of rigorous fundamental research that will enable us to determine whether an economic paradigm shift is truly underway. We must be especially vigilant in distinguishing between those stocks that are value traps and those that are value opportunities. If the warning signals of deflation begin to flash more brilliantly, we will not hesitate to acknowledge that the playing field has changed, and reposition the portfolio accordingly.

INDUSTRY SECTORS

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER U.S. GROWTH AND INCOME FUND REPRESENTED ON SEPTEMBER 30, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.

                                  [BAR GRAPH]

                              KEMPER U.S. GROWTH
                               AND INCOME FUND              S&P 500 INDEX
                                AS OF 9/30/98               AS OF 9/30/98
FINANCE                       22.6%                         15.1%

UTILITIES                     22.3%                         10.3%

BASIC INDUSTRY                15.5%                          4.0%

ENERGY                        10.9%                          8.4%

CONSUMER NONDURABLES           8.5%                         20.7%

HEALTH CARE                    7.0%                         13.3%

CONSUMER DURABLES              6.2%                          2.3%

TRANSPORTATION                 3.3%                          1.0%

TECHNOLOGY                     2.0%                         16.8%

CAPITAL GOODS                  1.7%                          8.1%

* The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is TowersData.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 26.6 PERCENT OF THE FUND'S COMMON STOCK HOLDINGS ON SEPTEMBER 30, 1998

--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                         PERCENT
--------------------------------------------------------------------------------------------------------
1.          Bristol-Myers Squibb Co.      A diversified worldwide health and personal care          3.4%
                                          company whose principal businesses are pharmaceuticals,
                                          consumer products, nutritionals, and medical devices.
--------------------------------------------------------------------------------------------------------

2.          American Home Products Corp.  Manufactures and markets heath care products, including   3.3%
                                          pharmaceuticals, consumer health care products, and
                                          medical supplies.
--------------------------------------------------------------------------------------------------------

3.          H.J. Heinz Co.                Manufactures and markets processed food products          3.1%
                                          including tuna, ketchup, frozen potato products and pet
                                          food, among others.
--------------------------------------------------------------------------------------------------------

4.          Mobil Corp.                   Produces, transports, refines and markets petroleum and   2.6%
                                          natural gas and related products.
--------------------------------------------------------------------------------------------------------

5.          Xerox Corp.                   Develops, manufactures, markets, services and finances    2.6%
                                          a complete range of document processing products and
                                          services.
--------------------------------------------------------------------------------------------------------

6.          Texaco Inc.                   Is engaged in the worldwide exploration for and           2.5%
                                          production, transportation, refining and marketing of
                                          crude oil, natural gas, and petroleum products.
--------------------------------------------------------------------------------------------------------

7.          KeyCorp                       Provides commercial banking operations and related        2.5%
                                          financial activities.
--------------------------------------------------------------------------------------------------------

8.          Chevron Corp.                 Is engaged in worldwide-integrated petroleum              2.4%
                                          operations, including exploration for, development,
                                          transportation, refining and marketing of crude oil and
                                          natural gas.
--------------------------------------------------------------------------------------------------------

9.          Bell Atlantic Corp.           It is in the communications and entertainment             2.1%
                                          information industry. It is the premier provider of
                                          local telecommunications and advanced services in the
                                          mid-Atlantic U.S. and globally, it is one of the
                                          largest investors in the high-growth wireless
                                          communication marketplace.
--------------------------------------------------------------------------------------------------------
10.         Sprint Corp.                  A diversified international telecommunications company    2.1%
                                          with divisions that provide global long distance voice,
                                          data, and video products and services and local
                                          telephone services.
--------------------------------------------------------------------------------------------------------

*  Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1998

--------------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT ($)/     MARKET
 SHORT TERM INVESTMENTS--4.7%                                                           SHARES            VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                                            Federal Home Loan Mortgage Corp.,
                                              Discount Note, due 10/1/98
                                            (Cost: $870,000)                             870,000            870,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
COMMON STOCKS--95.3%                                                                         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--10.8%                       Alltel Corp.                                   6,950shs.        329,000
  TELEPHONE/                                Bell Atlantic Corp.                            8,050            390,000
  COMMUNICATIONS                            BellSouth Corp.                                4,700            354,000
                                            Frontier Corp.                                 8,525            233,000
                                            GTE Corp.                                      5,300            292,000
                                            Sprint Corp.                                   5,300            382,000
                                            ------------------------------------------------------------------------
                                                                                                          1,980,000
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--3.1%                          Georgia Pacific Group                          5,400            246,000
  BUILDING PRODUCTS--1.4%                   ------------------------------------------------------------------------

  FOREST PRODUCTS--1.7%                     Georgia Pacific Timber Group                   3,400             66,000
                                            Weyerhaeuser Co.                               5,950            251,000
                                            ------------------------------------------------------------------------
                                                                                                            317,000
--------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--3.3%                J.C. Penney Co., Inc.                          4,675            210,000
  DEPARTMENT & CHAIN STORES                 May Department Stores                          4,050            209,000
                                            Sears, Roebuck & Co.                           4,150            183,000
                                            ------------------------------------------------------------------------
                                                                                                            602,000
--------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.8%                      Philip Morris Companies, Inc.                  6,750            311,000
  ALCOHOL & TOBACCO--1.7%                   ------------------------------------------------------------------------

  FOOD & BEVERAGE--3.1%                     H.J. Heinz Co.                                11,100            567,000
                                            ------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
DURABLES--5.9%                              Lockheed Martin Corp.                          3,200            323,000
  AEROSPACE--1.8%                           ------------------------------------------------------------------------

  AUTOMOBILES--2.8%                         Dana Corp.                                     4,700           1 75,000
                                            Ford Motor Co.                                 6,925            325,000
                                            Meritor Automotive, Inc.                       1,050             16,000
                                            ------------------------------------------------------------------------
                                                                                                            516,000

  CONSTRUCTION/AGRICULTURAL                 PACCAR, Inc.                                     500             21,000
  EQUIPMENT--.1%                            ------------------------------------------------------------------------

  TIRES--1.2%                               Goodyear Tire & Rubber Co.                     4,400            226,000
                                            ------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ENERGY--9.4%                                Amoco Corp.                                    1,100             59,000
  OIL COMPANIES--7.8%                       Chevron Corp.                                  5,175            435,000
                                            Mobil Corp.                                    6,300            478,000
                                            Texaco Inc.                                    7,425            465,000
                                            ------------------------------------------------------------------------
                                                                                                          1,437,000
                                            ------------------------------------------------------------------------

  OIL/GAS TRANSMISSION--1.6%                Williams Cos., Inc.                           10,100            290,000
                                            ------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                         SHARES          VALUE ($)
-------------------------------------------------------------------------------------------------------------------
FINANCIAL--18.1%                            Banc One Corp.                                 4,325            184,000
  BANKS--8.7%                               BankAmerica Corp.                                125              8,000
                                            Bankers Trust New York Corp.                   1,200             71,000
                                            Chase Manhattan Corp.                          3,050            132,000
                                            First Union Corp.                              3,315            170,000
                                            Fleet Financial Group Inc.                     1,850            136,000
                                            KeyCorp                                       15,900            459,000
                                            NationsBank Corp.                              5,925            317,000
                                            US Bancorp                                     3,325            118,000
                                            -----------------------------------------------------------------------
                                                                                                          1,595,000


  INSURANCE--2.8%                           American General Corp.                         4,800            307,000
                                            Lincoln National Corp.                         1,500            123,000
                                            Safeco Corp.                                   1,775             74,000
                                            -----------------------------------------------------------------------
                                                                                                            504,000


  CONSUMER FINANCE--.1%                     SLM Holding Corp.                                700             23,000
                                            -----------------------------------------------------------------------
  OTHER FINANCIAL                           Federal National Mortgage
  COMPANIES--1.9%                             Association                                  5,375            345,000
                                            -----------------------------------------------------------------------
  REAL ESTATE--4.6%                         Arden Realty Group, Inc.                       4,450             99,000
                                            Boston Properties, Inc.                        5,700            162,000
                                            Equity Office Properties Trust                 3,050             75,000
                                            Equity Residential Properties Trust            3,000            127,000
                                            Health Care Property Investment Inc.           3,350            111,000
                                            Nationwide Health Properties Inc.              4,825            109,000
                                            Prentiss Properties Trust                      1,325             32,000
                                            ProLogis Trust                                 6,075            137,000
                                            -----------------------------------------------------------------------
                                                                                                            852,000
-------------------------------------------------------------------------------------------------------------------
HEALTH--6.7%                                American Home Products Corp.                  11,500            602,000
  PHARMACEUTICALS                           Bristol-Myers Squibb Co.                       6,075            631,000
                                            -----------------------------------------------------------------------
                                                                                                          1,233,000
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING--11.0%                        E.I. du Pont de Nemours & Co.                  6,700            376,000
  CHEMICALS--4.3%                           Eastman Chemical Co.                           3,500            177,000
                                            Lyondell Petrochemical Co.                    10,325            230,000
                                            -----------------------------------------------------------------------
                                                                                                            783,000

  CONTAINERS & PAPER--1.1%                  Boise Cascade Corp.                            2,750             70,000
                                            Temple-Inland, Inc.                            2,825            135,000
                                            -----------------------------------------------------------------------
                                                                                                            205,000

  DIVERSIFIED
  MANUFACTURING--1.1%                       Olin Corp.                                     7,100            204,000
                                            -----------------------------------------------------------------------

  ELECTRICAL PRODUCTS--.1%                  Thomas & Betts Corp.                             625             24,000
                                            -----------------------------------------------------------------------

  INDUSTRIAL SPECIALTY--1.8%                Corning Inc.                                  11,075            326,000
                                            -----------------------------------------------------------------------

  OFFICE EQUIPMENT/                         Xerox Corp.                                    5,575            472,000
  SUPPLIES--2.6%                            -----------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                       SHARES            VALUE ($)
--------------------------------------------------------------------------------------------------------------------
METALS & MINERALS--1.7%                     Allegheny Teledyne Inc.                       10,425            186,000
  STEEL & METALS                            Oregon Steel Mills, Inc.                      11,000            129,000
                                            ------------------------------------------------------------------------
                                                                                                            315,000
--------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--1.6%                    Browning-Ferris Industries                     9,750            295,000
  ENVIRONMENTAL SERVICES                    ------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.9%                            General Dynamics Corp.                         6,900            346,000
  MILITARY ELECTRONIC                       ------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.1%                        CSX Corp.                                      6,400            269,000
  RAILROADS                                 Norfolk Southern Corp.                        10,400            302,000
                                            ------------------------------------------------------------------------
                                                                                                            571,000
--------------------------------------------------------------------------------------------------------------------
UTILITIES--10.5%                            Allegheny Energy, Inc.                         9,300            294,000
  ELECTRIC UTILITIES                        CINergy Corp.                                  8,250            316,000
                                            Duke Energy Corp.                              4,550            301,000
                                            PacifiCorp                                     9,400            180,000
                                            Southern Company                               9,275            272,000
                                            TNP Enterprises, Inc.                          7,800            273,000
                                            Unicom Corp.                                   7,225            270,000
                                            Wisconsin Energy Corp.                           800             25,000
                                            ------------------------------------------------------------------------
                                                                                                          1,931,000
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--3.4%                         Standard & Poor's 500 Depository
                                              Receipt Trust Series I                       6,200            630,000
                                            ------------------------------------------------------------------------

                                            ------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost: $19,014,000)                                          17,490,000
                                            ------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100%
                                            (Cost: $19,884,000)                                          18,360,000
                                            ------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $19,914,000 for federal income tax purposes at September 30, 1998, the gross unrealized appreciation was $418,000, the gross unrealized depreciation was $1,942,000 and the net unrealized depreciation on investments was $1,524,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER U.S. GROWTH AND INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Growth And Income Fund as of September 30, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from January 30, 1998 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Growth And Income Fund at September 30, 1998, the results of its operations, the changes in net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts
                                          November 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

---------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost: $19,884,000)                                             $18,360,000
---------------------------------------------------------------------------
Cash                                                                  1,000
---------------------------------------------------------------------------
Deferred organization expense                                        10,000
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   76,000
---------------------------------------------------------------------------
  Fund shares sold                                                  297,000
---------------------------------------------------------------------------
  Dividends                                                          32,000
---------------------------------------------------------------------------
    TOTAL ASSETS                                                 18,776,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------

Payable for:
  Investments purchased                                             151,000
---------------------------------------------------------------------------
  Fund shares redeemed                                               18,000
---------------------------------------------------------------------------
  Distribution fee                                                   17,000
---------------------------------------------------------------------------
  Other payables and accrued expenses                                27,000
---------------------------------------------------------------------------
    Total liabilities                                               213,000
---------------------------------------------------------------------------
NET ASSETS                                                      $18,563,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Paid-in capital                                                 $20,518,000
---------------------------------------------------------------------------
Accumulated net realized loss on investments                       (437,000)
---------------------------------------------------------------------------
Net unrealized depreciation on investments                       (1,524,000)
---------------------------------------------------------------------------
Undistributed net investment income                                   6,000
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $18,563,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($8,776,081 / 962,731 shares outstanding)                           $9.12
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $9.68
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($6,661,231 / 730,477 shares outstanding)                           $9.12
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($3,125,365 / 342,855 shares outstanding)                           $9.12
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 30, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------
  Dividends                                                     $   174,000
---------------------------------------------------------------------------
  Interest                                                           16,000
---------------------------------------------------------------------------
    Total investment income                                         190,000
---------------------------------------------------------------------------
Expenses:
  Management fee                                                     39,000
---------------------------------------------------------------------------
  Distribution services fee                                          24,000
---------------------------------------------------------------------------
  Administrative services fee                                        16,000
---------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                           52,000
---------------------------------------------------------------------------
  Professional fees                                                  52,000
---------------------------------------------------------------------------
  Registrations fee                                                   6,000
---------------------------------------------------------------------------
  Amortization of organization expenses                               1,000
---------------------------------------------------------------------------
  Trustees' fees and other                                            4,000
---------------------------------------------------------------------------
    Total expenses before expense waiver                            194,000
---------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                         86,000
---------------------------------------------------------------------------
    Total expenses after expense waiver                             108,000
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                82,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
---------------------------------------------------------------------------
  Net realized loss on sales of investments                        (437,000)
---------------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (1,524,000)
---------------------------------------------------------------------------
Net loss on investments                                          (1,961,000)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(1,879,000)
---------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment income                                         $    82,000
---------------------------------------------------------------------------
  Net realized loss                                                (437,000)
---------------------------------------------------------------------------
  Change in net unrealized depreciation                          (1,524,000)
---------------------------------------------------------------------------
Net decrease in net assets resulting from operations             (1,879,000)
---------------------------------------------------------------------------
Distribution from net investment income                             (76,000)
---------------------------------------------------------------------------
Net increase from capital share transactions                     20,418,000
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     18,463,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------

Beginning of period                                                 100,000
---------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $6,000)                                                      $18,563,000
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper U.S. Growth And Income Fund (the Fund) is a diversified series of Kemper Securities Trust (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on January 30, 1998. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is

NOTES TO FINANCIAL STATEMENTS

                             determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1998, the Fund had a tax basis net loss carryforward of approximately $407,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of .60% of the first
                             $250 million of average daily net assets declining to .53% of average daily net assets in excess of $2.5 billion. However, the Fund incurred no management fee for the period ended September 30, 1998, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $86,000 for the period ended September 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI).

NOTES TO FINANCIAL STATEMENTS

                             Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                            COMMISSIONS
                                                                           COMMISSIONS     ALLOWED BY KDI
                                                                         RETAINED BY KDI      TO FIRMS
                                                                         ---------------   --------------
                             Period ended September 30, 1998                 $5,000           292,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                 DISTRIBUTION FEES
                                                               (AFTER EXPENSE WAIVER)      COMMISSIONS AND
                                                                 AND CDSC RECEIVED      DISTRIBUTION FEES PAID
                                                                       BY KDI              BY KDI TO FIRMS
                                                               ----------------------   ----------------------
                             Period ended September 30, 1998          $20,000                  264,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended September 30, 1998, after an expense waiver by Scudder Kemper. During the period ended September 30, 1998, KDI paid fees of $21,000 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $20,000 for the period ended September 30, 1998.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended September 30, 1998, after a fee waiver of $25,000 by Scudder Kemper.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the period ended September 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $1,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended September 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $25,195,000

                             Proceeds from sales                       5,744,000

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                 PERIOD ENDED
                                                                              SEPTEMBER 30, 1998
                                                                       --------------------------------
                                                                        SHARES                AMOUNT
                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                              SHARES SOLD
                             --------------------------------------------------------------------------
                              Class A                                  1,058,000            $10,643,000
                             --------------------------------------------------------------------------
                              Class B                                    753,000              7,603,000
                             --------------------------------------------------------------------------
                              Class C                                    376,000              3,777,000
                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             --------------------------------------------------------------------------
                              Class A                                      5,000                 48,000
                             --------------------------------------------------------------------------
                              Class B                                      2,000                 16,000
                             --------------------------------------------------------------------------
                              Class C                                      1,000                  7,000
                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                              SHARES REDEEMED
                             --------------------------------------------------------------------------
                              Class A                                   (104,000)            (1,024,000)
                             --------------------------------------------------------------------------
                              Class B                                    (29,000)              (300,000)
                             --------------------------------------------------------------------------
                              Class C                                    (38,000)              (352,000)
                             --------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                    $20,418,000
                             --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from January 30, 1998 (commencement of operations) to September 30, 1998

                                                                --------------------------------------------------
                                                                    CLASS A         CLASS B            CLASS C
                                                                --------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 9.50            9.50                9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                .07             .03                 .03
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                                    (.38)           (.38)               (.38)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (.31)           (.35)               (.35)
------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                          .07             .03                 .03
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.12            9.12                9.12
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        (3.36)%         (3.72)              (3.71)
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                         1.36%           2.01                1.99
------------------------------------------------------------------------------------------------------------------
Net investment income                                                 1.56%            .91                 .93
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                                              2.59%           3.49                3.25
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .33%           (.57)               (.33)
------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                        $18,563,000
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                        93%
------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                     OFFICERS

DANIEL PIERCE                MARK S. CASADY            THOMAS W. LITTAUER
Chairman and Trustee         President                 Vice President

JAMES E. AKINS               PHILIP J. COLLORA         ANN M. MCCREARY
Trustee                      Vice President and        Vice President
                             Secretary

ARTHUR R. GOTTSCHALK         JOHN R. HEBBLE            KATHRYN L. QUIRK
Trustee                      Treasurer                 Vice President

FREDERICK T. KELSEY          LORI J. ENSINGER          LINDA J. WONDRACK
Trustee                      Vice President            Vice President

FRED B. RENWICK              PHILIP S. FORTUNA         MAUREEN E. KANE
Trustee                      Vice President            Assistant Secretary

JOHN B. TINGLEFF             JERARD K. HARTMAN         CAROLINE PEARSON
Trustee                      Vice President            Assistant Secretary

EDMOND D. VILLANI                                      ELIZABETH C. WERTH
Trustee                                                Assistant Secretary

JOHN G. WEITHERS                                       BRENDA LYONS
Trustee                                                Assistant Treasurer



--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                  STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                 225 Franklin Street
                               Boston, MA 02110
--------------------------------------------------------------------------------
INDEPENDENT                    ERNST & YOUNG LLP
AUDITORS                       200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL                      KEMPER DISTRIBUTORS, INC.
UNDERWRITER                    222 South Riverside Plaza  Chicago, IL 60602-5808
                               www.kemper.com



Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.

KUSGIF - 2 (11/98) 1059746


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